[INYX LOGO]


                   Subscription Documentation Package

               To subscribe for Units in the private offering of
                                 INYX, INC.

1. Date and Fill in the number of Units being subscribed for and Complete and Sign the Omnibus Signature Page included in the Subscription Agreement.

2. Initial the Accredited Investor Certification page attached to this letter.

3. Complete and Return the Confidential Investor Profile and, if applicable, Wire Transfer Authorization attached to this letter.

4. Fax all forms to Mr.__________________ at (212) ____________ and then send all signed original documents with a check (if applicable) to:




5. Please make your subscription payment payable to the order of "______________________ Bank, Escrow Agent for INYX, INC."


For wiring funds directly to the escrow account,
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see the following instructions:
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                            Bank

           Acct. Name:               Bank as Escrow Agent for Inyx, Inc.
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           ABA Number:
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           A/C Number:
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           FBO:       Investor Name
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                      Social Security Number
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                      Address
                      -------

     Investors will purchase the number of units (the "Units") set forth on the signature page to the Subscription Agreement at a purchase price of $100,000 per Unit. Each Unit consists of:
(i) such number of shares (the "Shares") of common stock of the Company, $0.001 par value per share (the "Common Stock"), as will equal the quotient of (a) $100,000, divided by (b) 75% of the Closing Price (as hereafter defined) (the "Issue Price"); and
(ii) a warrant (the "Warrants") to purchase one hundred (100%) percent of the number of Shares included in the Units sold (the "Warrant Shares"). The closing price (the "Closing Price") will be the average of the VWAP for each of the five (5) trading days immediately prior to the date of closing of the Units so purchased. The Warrants will be exercisable for a period of five
(5) years and will have an initial exercise price equal to one hundred twenty-five (125%) percent of the Issue Price. The form of Warrant is included as an Exhibit A the Investment Proposal (as defined in the Subscription Agreement annexed hereto). The subscription for the Units will be made in accordance with and subject to the terms and conditions of the Subscription Agreement and the Investment Proposal. "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Principal Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market on which the Common Stock is then listed or quoted, as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern
Time); (b) if the Common Stock is not then listed or quoted on a Principal Market and if prices for the Common Stock are then quoted on the Over-the-Counter Bulletin Board ("OTCBB"), the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTCBB; (c) if the Common Stock is not then listed or quoted on the OTCBB and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock, as determined by an independent appraiser selected in good faith by the investors and reasonably acceptable to the Company. "Principal Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.


___________________ is acting as placement agent (the Placement Agent") to the Company in connection with the sale of the Units.

All subscription funds will be held in a non-interest bearing escrow account in the Company's name at _____________________ Bank, ___________________________, New York, New York ____________, or with such other escrow agent as may be appointed by _______________________ and the Company. In the event that the Company does not succeed in receiving and accepting subscriptions for at least $4,000,000 (the "Minimum Amount") on or before August 27, 2004, subject to an extension to October 11, 2004, at the discretion of the Placement Agent and the Company, the Company will refund all subscription funds, without deduction and/or interest accrued thereon, and will return the subscription documents to each subscriber. The Company and the Placement
Agent reserve the right to have their respective officers, directors and affiliates purchase Units in this Offering, and all such purchases shall be counted towards the Minimum Amount and Maximum Amount. If the Company rejects a subscription, either in whole or in part (which decision is in the sole discretion of the Company), the rejected subscription funds or the rejected portion thereof will be returned promptly to such subscriber without interest accrued thereon. The minimum subscription per investor in the Offering is $100,000; provided, however, that and the Company, in their sole discretion, may waive such minimum subscription requirement from time to time.

     Questions regarding completion of the subscription documents should be directed to Mr._______________________ (800)_______________.
ALL SUBSCRIPTION DOCUMENTS MUST BE FILLED IN AND SIGNED EXACTLY
AS SET FORTH WITHIN.

                           SUBSCRIPTION AGREEMENT

                                    FOR

                                 INYX, INC.


Inyx, Inc.
840 Third Avenue, 40th Floor
New York, New York 10017

Ladies and Gentlemen:

     1. Subscription. The undersigned (the "Purchaser"), intending to be legally bound, hereby irrevocably agrees to purchase a unit or units (each, a "Unit" and collectively, the "Units") from Inyx, Inc. (the "Company") at a purchase price of $100,000 per Unit. Each Unit consists of: (i) such number of shares (the "Shares") of common stock of the Company, $0.001 par value per share (the "Common Stock"), as will equal the quotient of (a) $100,000, divided by (b) 75% of the Closing Price (as hereafter defined) (the "Issue Price"); and (ii) a warrant (the "Warrants") to purchase one hundred (100%) percent of the number of Shares included in the Units sold (the "Warrant Shares"). The closing price (the "Closing Price") will be the average of the VWAP for each of the five (5) trading days immediately prior to the date of closing of the Units so purchased. "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Principal Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market on which the Common Stock is then listed or quoted, as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern
Time); (b) if the Common Stock is not then listed or quoted on a Principal Market and if prices for the Common Stock are then quoted on the Over-the-Counter Bulletin Board ("OTCBB"), the volume weighted average price of the Common Stock for such date
(or the nearest preceding date) on the OTCBB; (c) if the Common
Stock is not then listed or quoted on the OTCBB and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common
Stock, as determined by an independent appraiser selected in good faith by the investors and reasonably acceptable to the Company. "Principal Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap
Market.

     The Warrants will be exercisable for a period of five (5) years and will have an initial exercise price equal to one hundred twenty-five (125%) percent of the Issue Price. The form of Warrant is included as an Exhibit A to the Investment Proposal
(as hereafter defined).

     This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement, and the Confidential Investor Proposal of the Company dated August 11, 2004, as amended or supplemented from time to time, including all documents incorporated by reference therein and all attachments, schedules and exhibits thereto (the "Investment Proposal"), relating to the offering (the "Offering") by the Company of a minimum amount of 40 Units ($4,000,000) (the "Minimum Amount") and a maximum amount of 70 Units ($7,000,000) (the "Maximum Amount").

     The Company and ___________________________________, the placement agent (the Placement Agent") to the Company in connection with the sale of the Units, reserve the right to have their respective officers, directors and affiliates purchase Units in this Offering, and all such purchases shall be counted towards the Minimum Amount and Maximum Amount.

     The terms of the Offering are more completely described in the Investment Proposal and such terms are incorporated herein in their entirety. Certain capitalized terms used, but not otherwise defined herein, will have the respective meanings provided in the Investment Proposal.

     2. Payment. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to, "_______________________ Bank, Escrow Agent for Inyx, Inc.," in
the full amount of the purchase price of the Units being subscribed for. Together with the check for, or wire transfer of, the full purchase price, the Purchaser is delivering a completed and executed Omnibus Signature Page to this Subscription Agreement and the Registration Rights Agreement.

     3.   Deposit of Funds.  All payments made as provided in
Section 2 hereof will be deposited by the Company as soon as practicable with ___________________, as escrow agent (the "Escrow Agent") or such other escrow agent appointed by _______ and the Company, in a non-interest bearing escrow account (the "Escrow Account"). In the event that the Company does not succeed in receiving and accepting subscriptions for the Minimum Amount on or before August 27, 2004, subject to an extension until October
11, 2004, at the discretion of ______________ and the Company, the Company will refund all of the Purchaser's subscription funds, without interest accrued thereon or deduction therefrom, and will return the subscription documents to the Purchaser. If the Company rejects a Purchaser's subscription, either in whole or in part (which decision is in the sole discretion of the Company), the rejected subscription funds or the rejected portion thereof will be returned promptly to the Purchaser without interest accrued thereon or deduction therefrom. The minimum subscription for a Purchaser in the Offering is one (1) Unit ($100,000);
provided, however, that ______________ and the Company, in their sole discretion, may waive such minimum subscription requirement from time to time.

     4. Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for the Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this or any other subscription. The Company will have no obligation hereunder until the Company executes and delivers to the Purchaser an executed copy of this Subscription Agreement. If Purchaser's subscription is rejected in whole, or the Offering is terminated or the Minimum Amount is not subscribed for and accepted, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will thereafter be of no further force or effect. If Purchaser's subscription is rejected in part, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted.

     5.   Representations and Warranties of the Purchaser.  The
Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

          (a) None of the shares of Common Stock contained in the Units or the shares of Common Stock issuable upon exercise of the Warrant offered pursuant to the Investment Proposal are registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

          (b) The Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, "Advisors"), have received the Investment Proposal and all other documents requested by the Purchaser or its Advisors, if any, have carefully reviewed them and understand the information contained therein, prior to the execution of this Subscription Agreement;

          (c) Neither the Securities and Exchange Commission (the "Commission") nor any state securities commission has approved the Units or any of the shares of Common Stock issued by the Company or the shares of Common Stock issuable upon exercise of the Warrant, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Investment Proposal. The Investment Proposal has not been reviewed by any Federal, state or other regulatory authority;

          (d) All documents, records, and books pertaining to the investment in the Units (including, without limitation, the Investment Proposal) have been made available for inspection by the Purchaser and its Advisors, if any;

          (e) The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered by the Company in writing to the full satisfaction of the Purchaser and its Advisors, if any;

          (f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Investment Proposal or as contained in documents so furnished to the Purchaser or its Advisors, if any, by the Company in writing;

          (g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Units and is not subscribing for Units and did not become aware of the offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

          (h) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions
to be paid by the Company to         as described in the
Investment Proposal or as otherwise described in the Investment
Proposal);

          (i) The Purchaser, either alone or together with its Advisors, if any, have such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the offering of the Units to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

          (j) The Purchaser is not relying on the Company, or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors;

          (k) The Purchaser is acquiring the Units solely for such Purchaser's own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units, the Shares or the Warrant Shares and the Purchaser has no plans to enter into any such agreement or arrangement;

          (l) The purchase of the Units represents high risk capital and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends will be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Stop transfer instructions will be placed with the transfer agent of the securities constituting the Units. The Company has agreed that purchasers of the Units will have, with respect to the Shares and the Warrant Shares, the registration rights described in the Registration Rights Agreement in the form of Exhibit C attached to the Investment Proposal. Notwithstanding such registration rights, it is not anticipated that there will be any market for resale of the Units, the Shares, or the Warrant Shares, and such securities will not be freely transferable at any time in the foreseeable future;

          (m) The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Units for an indefinite period of time;

          (n) The Purchaser is aware that an investment in the Units involves a number of very significant risks and has carefully read and considered the matters set forth in the Investment Proposal and, in particular, the matters under the caption "Risk Factors" therein and any of such risk may materially adversely affect the Company's results of operations and future prospects;

          (o) The Purchaser is an "accredited investor" as that term is defined in Regulation D under the Securities Act, and has truthfully and accurately completed the Accredited Investor
Certification contained herein;

          (p) The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

          (q) The Purchaser and its Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in their possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Investment Proposal and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or its Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company in writing to the full satisfaction of the Purchaser and its Advisors, if any;

          (r) The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or is
furnishing herewith to the Company or          is complete and
accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of securities as described in the Investment Proposal. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company and immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the securities contained in the Units;

          (s) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in public companies and, in particular, public companies traded on the NASD's Over the Counter Bulletin Board System. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser's net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. This investment is a suitable one for the Purchaser;

          (t) The Purchaser is satisfied that it has received adequate information with respect to all matters which it or its Advisors, if any, consider material to its decision to make this investment;

          (u) The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Investment Proposal were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon;

          (v) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the offering of the Units which are in any way inconsistent with the information contained in the Investment Proposal;

          (w) Within five (5) days after receipt of a request from the Company or______________________, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or __________________ is subject;

          (x) The Purchaser's substantive relationship with ___________ or subagent through which the Purchaser is subscribing for Units predates _________________________ or such subagent's contact with the Purchaser regarding an investment in the Units;

          (y) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE INVESTMENT PROPOSAL. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

          (z) The Purchaser acknowledges that neither the Units, the Shares nor the Warrant Shares have been recommended by any Federal or state securities commission or regulatory authority. In making an investment decision, investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement. Any representation to the contrary is a criminal offense. The Units, the Shares and the Warrant Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time; and

     (aa) (For ERISA plans only)    The fiduciary of the ERISA
plan (the "Plan") represents that such fiduciary has been informed of and understands the Company's investment objectives, policies and strategies, and that the decision to invest "plan assets" (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser or Plan fiduciary has not relied on any advice or recommendation of the Company or any of its affiliates.

     (bb) The Purchaser hereby represents, warrants, agrees and covenants to and with the Company that the Subscriber has not, directly and/or indirectly, previously had and/or maintained and/or currently has, and/or in the future will not make or maintain a "short" position in the Company's securities and will not encourage and/or facilitate the same by any third party.

     6.   Representations and Warranties of the Company.  The
Company hereby acknowledges, represents, warrants, and agrees as follows:

     (a) Other than as disclosed in SEC Reports (as defined in Section 6(h) below), the Company does not own or control, directly or indirectly, any interest in any other corporation, association or other business entity (a "Subsidiary" and collectively, the "Subsidiaries"). The Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "Liens"), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

     (b) Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in (i) a material adverse effect on the legality, validity or enforceability of the Warrants, this Subscription Agreement, the Registration Rights Agreement (collectively, with the Investment Proposal, the "Transaction Documents"), (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect").

     (c) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further corporate action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally.

     (d) The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, do not and will not (i) conflict with or violate any provision of the Company's Restated Articles of Incorporation or by-laws and any and all amendments thereto (collectively, the "Internal Documents"),
(ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise), or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected.

     (e) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (a "Person") in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing with the Commission of the Registration Statement (as defined in the Registration Rights Agreement) and applicable Blue Sky filings.

     (f) All of the Units, the Shares and Warrants, have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and not subject to any preemptive rights. The Company has reserved from its duly authorized capital stock such number of shares of Common Stock so as to permit the issuance of the Shares and the Warrant Shares.

     (g) Other than as disclosed in the Investment Proposal and/or any of the SEC Reports (as defined below) (i) there are no outstanding securities of the Company or any of its Subsidiaries which contain any preemptive, redemption or similar provisions, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (ii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (iii) there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, except as a result of the purchase and sale of the

Securities, or rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

     (h) The Company has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"), including pursuant to
Section 13(a) or Section 15(d) of the 1934 Act (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports"). As of their respective dates, except to the extent set forth in the SEC Reports with respect to restatements of the Company's financial statements, the SEC Reports complied in all material respects with the requirements of the Securities Act and the 1934 Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Reports to the extent required. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing, except to the extent set forth in the SEC Reports with respect to restatements of the Company's financial statements. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except to the extent set forth in the SEC Reports with respect to restatements of the Company's financial statements, and except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Additionally, since the adoption of the Sarbanes-Oxley Act of 2002 (the "New Act") and to the extent that the Company is subject to the New Act, the Company has complied in all material respects with the laws, rules and regulation under the New Act.

     (i) Since June 30, 2004, other than as may be filed on a Current Report on Form 8-K filed by the Company with the Commission or disclosed in the Investment Proposal or any SEC Report (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors,
(iv) the Company has not declared or made payment or distribution of any dividend or distribution of cash or other property to its holders of Common Stock or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

     (j) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency and/or regulatory authority (federal, state, county, local or foreign), (collectively, an "Action") which does and/or could
(i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents and/or the Securities or to consummate the transactions contemplated hereby or thereby or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in, either individually or in the aggregate, a Material Adverse Effect. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the 1934 Act or the Securities Act. The foregoing includes, without limitation, actions, pending or threatened (or any basis therefor known to the Company), involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality.

     (k) No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

     (l) Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, mortgage, decree, lease, license, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived),
(ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not result in a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has received any written notice of any violation of or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, federal securities laws, equal employment opportunity, consumer protection, credit reporting, "truth-in-lending", and warranties and trade practices) applicable to its business or to the business of any Subsidiary, the violation of, or noncompliance with, which would have a materially adverse effect on either the Company's business or operations, or that of any Subsidiary, and the Company knows of no facts or set of circumstances which would give rise to such a notice. The execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract, or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties, except as would not reasonably be expected to have a Material Adverse Effect.

     (m) The Company and the Subsidiaries possess all licenses, certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

     (n) Other than as disclosed in the Investment Proposal and/or SEC Reports, the Company owns its property and assets free and clear of all mortgages, liens, loans, pledges, security interests, claims, equitable interests, charges, and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance in all material respects with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims, or encumbrances.

     (o) The Company and its Subsidiaries own, or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted, the lack of which could reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and no claim, action or proceeding has been made or brought against, or to the Company's knowledge, has been threatened against, the Company or its Subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement, except where such infringement, claim, action or proceeding would not reasonably be expected to have either individually or in the aggregate a Material Adverse Effect. The Company is not aware that any of its employees, officers, or consultants are obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's, officer's, or consultant's commercially reasonable efforts to promote the interests of the Company or that would conflict with the Company's business as conducted. Neither the execution nor delivery of the Transaction Documents, nor the carrying on of the Company's business by the employees of the Company, as is presently conducted, nor the conduct of the Company's business, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees, officers or consultants are now obligated.

     (p) The Company has not entered into agreement to pay any brokerage or finder's fees or commissions to any person including, but not limited to, any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by
this Agreement, other than with the          .

     (q) Assuming the accuracy of the Purchaser's representations and warranties set forth in this Subscription
Agreement, no registration under the Securities Act is required for the offer and sale of the securities by the Company to the Purchaser as contemplated hereby.

     (r) The Company is not, and is not an affiliate of, an "investment company" within the meaning of the Investment Company
Act of 1940, as amended.

     (s) Neither the Company, its Subsidiaries, any of their affiliates nor any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Units.

     (t) Other than as discussed in any SEC Report and/or the sale of $1,100,000 of equity securities to affiliates of the on or about August 3, 2004, neither the Company, its Subsidiaries, any of their affiliates nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the Offering to be integrated with other offerings.

     (u) The Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, except when the failure to do so would not have a Material Adverse Effect, and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations otherwise due and payable, except those being contested in good faith and has set aside on its books reserves in accordance with GAAP reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. To the Company's knowledge, none of the Company's tax returns is presently being audited by any taxing authority.

     (v) Except as disclosed in the Investment Proposal and/or the SEC Reports, and approximately $800,000 which has been loaned to the Company since March 2004 by certain executive officers and directors of the Company, which funds will not be repaid until no earlier than December 31, 2004 (i) the Company is not indebted in excess of $20,000, directly or indirectly, to any of its employees, officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with accrued but unpaid salary payments, expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees, officers and directors, nor is the Company contemplating such indebtedness as of the date of this Agreement, (ii) to the Company's knowledge, none of said employees, officers or directors, or any member of their immediate families, is directly or indirectly indebted to the Company (other than in connection with purchases of the Company's stock) or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship or any firm or corporation which competes with the Company, nor is the Company contemplating such indebtedness as of the date of this Agreement, except that employees, officers, directors and/or shareholders of the Company may own stock in publicly traded companies (not in excess of 1% of the outstanding capital stock thereof) which may directly compete with the Company and (iii) to the Company's knowledge, no employee, shareholder, officer or director, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company, nor does any such person own, directly or indirectly, in whole or in part, any material tangible or intangible property that the Company uses or contemplates using in the conduct of its business. The Company is not a guarantor or indemnitor of any indebtedness of any other Person.

     (w) The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed, and the Company has insurance against other hazards, risks, and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

     (x) The sale of the Units by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither the Company nor any of its Subsidiaries (a) is a person whose property or interests in property are blocked pursuant to
Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079
(2001)) or (b) engages in any dealings or transactions, or be otherwise associated, with any such person. The Company and its Subsidiaries are in compliance with the USA Patriot Act of 2001 (signed into law October 26, 2001).

     7.   Indemnification.  The Purchaser agrees to indemnify and
hold harmless the Company,          and each of their respective
officers, directors, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

     8. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement will survive the death or disability of the Purchaser and will be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder will be joint and several and the agreements, representations, warranties and acknowledgments herein will be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives and permitted assigns.

     9. Modification. This Subscription Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

     10. Notices. Any notice or other communication required or permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party will have furnished in writing in accordance with the provisions of this
Section 10). Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party's address which will be deemed given at the time of receipt thereof.

     11. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Units, the shares of Common Stock issued by the Company or the shares of Common Stock issuable upon exercise of the Warrants or otherwise contained in the Units will be made only in accordance with all applicable laws.

     12. Applicable Law. This Subscription Agreement will be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. Each of the parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of
New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

     13. Blue Sky Qualification. The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable Federal and state securities laws. The Company will not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company will be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

     14. Use of Pronouns. All pronouns and any variations thereof used herein will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

     15. Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

     16.  Miscellaneous.

          (a) This Subscription Agreement, together with the Warrants and the Registration Rights Agreement, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

          (b) Each of the Purchaser's and the Company's representations and warranties made in this Subscription
Agreement will survive the execution and delivery hereof and delivery of the Shares and the Warrant Shares.

          (c) Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

          (d) This Subscription Agreement may be executed in one or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument.

          (e) Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

          (f) Paragraph titles are for descriptive purposes only and will not control or alter the meaning of this Subscription
Agreement as set forth in the text.

     17. Omnibus Signature Page. This Subscription Agreement is intended to be read and construed in conjunction with the Registration Rights Agreement. Accordingly, pursuant to the terms and conditions of this Subscription Agreement and such related agreements it is hereby agreed that the execution by the Purchaser of this Subscription Agreement, in the place set forth herein, will constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Registration Rights Agreement, with the same effect as if each of such separate, but related agreement, were separately signed.



[REMAINDER OF THIS PAGE IS BLANK]

                   ANTI-MONEY LAUNDERING REQUIREMENTS


The USA PATRIOT Act
-------------------

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand theses efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.


What is money laundering?
-------------------------

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.


How big is the problem and why is it important?
-----------------------------------------------

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.


What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.
As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

                               INYX, INC.
                       OMNIBUS SIGNATURE PAGE TO
        SUBSCRIPTION AGREEMENT AND REGISTRATION RIGHTS AGREEMENT

Purchaser hereby elects to purchase a total of ______ Units at a price of $100,000 per Unit (NOTE: to be completed by the Purchaser).


Date (NOTE: To be completed by the Purchaser): __________________, 2004

-----------------------------------------------------------------------
       If the Purchaser is an INDIVIDUAL, and if purchased as JOINT
         TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

     ____________________________  ______________________________
     Print Name(s)                 Social Security Number(s)

     ___________________________   ______________________________
     Signature(s) of Purchaser(s)  Signature

     ____________________________  ______________________________
     Date                          Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY or TRUST:

     ____________________________  ______________________________
     Name of Partnership,          Federal Taxpayer
     Corporation, Limited          Identification Number
     Liability Company or Trust

     By:_________________________  ______________________________
        Name:                      State of Organization
        Title:

     ____________________________  ______________________________
     Date                          Address



INYX, INC.



By:  __________________________
     Authorized Officer

                                INYX, INC.
                   ACCREDITED INVESTOR CERTIFICATION

                    For Individual Investors Only
      (all Individual Investors must INITIAL where appropriate):

Initial _______  I certify that I have a net worth (including home, furnishings and automobiles) of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.
Initial _______  I certify that I have had an annual gross
                 income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.
Initial _______  I certify that I am a director or executive officer of Inyx, Inc. (the "Company").

                       For Non-Individual Investors
     (all Non-Individual Investors must INITIAL where appropriate):

Initial _______  The undersigned certifies that it is a
                 partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.
Initial _______  The undersigned certifies that it is a
                 partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.
Initial _______  The undersigned certifies that it is an
                 employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA
                 3(21)) that is a bank, savings and loan
                 association, insurance company or registered investment adviser.
Initial _______  The undersigned certifies that it is an
                 employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.
Initial _______  The undersigned certifies that it is a self-
                 directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.
Initial _______  The undersigned certifies that it is a U.S.
                 bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.
Initial _______  The undersigned certifies that it is a broker-
                 dealer registered pursuant to 15 of the Securities Exchange Act of 1934.
Initial _______  The undersigned certifies that it is an
                 organization described in 501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.
Initial _______  The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.
Initial _______  The undersigned certifies that it
                 is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.
Initial _______  The undersigned certifies that it is an
                 insurance company as defined in 2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

                                INYX, INC.
                             Investor Profile
                     (Must be completed by Investor)

                Section A - Personal Investor Information
                -----------------------------------------

Investor Name(s):
______________________________________________________________________
Individual executing Profile or Trustee:
______________________________________________________________________
Social Security Numbers/Federal I.D. Number:
______________________________________________________________________

Date of Birth:____________________ Marital Status:____________________

Joint Party Date of Birth:_________________
Investment Experience (Years): ___________
Annual Income: _________________
Liquid Net Worth:_____________
Net Worth: ________________

Investment Objectives (circle one or more): Long Term Capital
                         Appreciation, Short Term Trading,
                         Businessman's Risk, Income, Safety of
                         Principal, Tax Exempt Income or other

Home Street Address:
______________________________________________________________________
Home         City,        State        &        Zip         Code:
______________________________________________________________________
Home Phone:________________________ Home Fax:_________________________
Home Email: _______________________________
Employer:
______________________________________________________________________
Employer Street Address:
______________________________________________________________________
Employer City, State & Zip Code:
______________________________________________________________________
Bus. Phone: __________________________ Bus. Fax:______________________
Bus. Email: ________________________________
Type of Business:_____________________________________________________
______ Account Executive/Outside Broker/Dealer:
______________________________________________________________________

              Section B - Certificate Delivery Instructions
              ---------------------------------------------

____ Please deposit my certificate in my _______________ Account #
     _____________________________________________________
____ Please open a ________________________ account and subsequently deposit my certificate in it
____ Please deliver my certificate to the Employer Address listed in Section A
____ Please deliver my certificate to the Home Address listed in Section A
____ Please deliver my certificate to the following address:

____________________________________________________________________

            Section C - Form of Payment - Check or Wire Transfer
            ----------------------------------------------------

____  Check payable to "____________________________ Bank, As Agent for
      INYX, INC."
____ Wire funds from my outside account according to the "To subscribe for Units in the private offering of Inyx, Inc." page (page "i")
____  Wire funds from my ___________________ Account - See following page
____ The funds for this investment are rolled over, tax deferred from ____________________ within the allowed 60-day window

Please check if you are a NASD member or affiliate of a NASD member firm: _____________

Investor Signature ___________________________________ Date___________

                           Investment Proposal
                       Wire Transfer Authorization

   TO: Operations Manager


   RE: Client Wire Transfer Authorization
       INYX, INC.

   DATE:________________

__________________________________________________________________________

   This authorizes the transfer of the following listed funds from my ________ Brokerage Account as follows:

         Brokerage Account #    ______________________

         Wire Amount           $______________________


                             BANK
         Acct. Name: _________________ Bank as Escrow Agent for Inyx, Inc. ABA Number: _________________
         A/C Number: _________________

         REFERENCE:
         ----------

         SUBSCRIBER LEGAL NAME
         ______________________________________________________

         TAX ID NUMBER
         ______________________________________________________

         SUBSCRIBER ADDRESS
         ______________________________________________________

   FBO:
   ________________________________________________

   Investment Title: ________________________________________________
   Signature:        ________________________________________________

   Signature:        ________________________________________________
                     (Joint Signature)